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                                 AIM STOCK FUNDS

             INVESCO DYNAMICS FUND - INVESTOR CLASS, CLASS A, B, C AND K INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS, CLASS A, B, C AND K
                    INVESCO S&P 500 INDEX FUND - INVESTOR CLASS

                          Supplement dated July 1, 2004
                    to the Prospectus dated November 25, 2003
              as supplemented December 4, 2003, December 15, 2003,
              December 16, 2003, January 16, 2004, March 31, 2004,
                  April 28, 2004, May 17, 2004 and May 18, 2004

The following replaces in its entirety the information appearing under the heading "HOW TO BUY SHARES - DISTRIBUTION EXPENSES" on page 21 of the prospectus:

         "DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

         Under the 12b-1 Plans for Class A, Class B, Class C, Class K and, with respect to INVESCO S&P 500 Index Fund, Investor Class shares , payments are limited to an amount computed at each class' applicable 12b-1 fee. If expenses incurred pursuant to these 12b-1 Plans exceed these computed amounts, under these 12b-1 Plans ADI pays the difference. Conversely, if expenses incurred pursuant to these 12b-1 Plans are less than computed amounts, ADI retains the difference.

         Under the 12b-1 Plan for Investor Class shares of INVESCO Dynamics Fund and INVESCO Small Company Growth Fund, payments are limited to the amount necessary to reimburse ADI for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. If the actual allocated share of expenses incurred pursuant to this 12b-1 Plan for the period exceed the 0.25% annual cap, under this 12b-1 Plan ADI pays the difference. If the actual allocated share of expenses incurred pursuant to this 12b-1 Plan for the period are less than the 0.25% annual cap, under this 12b-1 Plan ADI is entitled to be reimbursed only for its actual expenses."


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                                 AIM STOCK FUNDS


                              INVESCO DYNAMICS FUND
                        INVESCO SMALL COMPANY GROWTH FUND
                           INVESCO S&P 500 INDEX FUND

                        Supplement dated July 1, 2004 to
         the Statement of Additional Information dated November 25, 2003 as supplemented December 16, 2003, January 16, 2004, March 3, 2004,
                 March 19, 2004, April 6, 2004 and May 18, 2004

The following replaces in its entirety the information appearing in the second paragraph under the heading "DISTRIBUTOR - INVESTOR CLASS" on page 65 of the Statement of Additional Information:

       "INVESTOR CLASS.

       The Trust has adopted a reimbursement-type Amended and Restated Master Distribution Plan - Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of INVESCO Dynamics Fund and INVESCO Small Company Growth Fund (the "Reimbursement Investor Class Plan"). Under the Reimbursement Investor Class Plan, Investor Class shares of these Funds pay ADI an amount necessary to reimburse ADI for its actual allocated share of expenses incurred pursuant to the Reimbursement Investor Class Plan for the period, up to a maximum annual rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of these Funds' Investor Class shares to investors. Payments by a Fund under the Reimbursement Investor Class Plan, for any month, may be made to reimburse ADI for permissible activities engaged in and services provided.

       The Trust has adopted a compensation-type Amended and Restated Master Distribution Plan - Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of INVESCO S&P 500 Index Fund (the "Compensation Investor Class Plan"). Under the Compensation Investor Class Plan, Investor Class shares of this Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of INVESCO S&P 500 Index Fund's Investor Class shares to investors. Payments by INVESCO S&P 500 Index Fund under the Compensation Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided."



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